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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             --------------------

Date of Report: April 21, 1995

                              ZAPATA CORPORATION
            (Exact name of registrant as specified in its charter)

          DELAWARE                    1-4219                  C-74-1339132
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)        (I.R.S. EMPLOYEE
      OF INCORPORATION)                                    IDENTIFICATION NO.)


             P.O. BOX 4240
            HOUSTON, TEXAS                              77210-4240
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                (713) 940-6100
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS

        The information set forth in the press release issued by Zapata Corporation on April 13, 1995 and filed as an Exhibit hereto is incorporated by reference.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZAPATA CORPORATION


                                        By:  /s/ Joseph L. von Rosenberg III
                                           ----------------------------------
                                             Joseph L. von Rosenberg III
                                           Vice President, General Counsel
                                               and Corporate Secretary

Date: April 21, 1995